UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): December 3, 2018 (November 28, 2018)
 OCEANFIRST FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-11713	22-3412577
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)
110 WEST FRONT STREET, RED BANK, NEW JERSEY 07701
(Address of principal executive offices, including zip code)
(732)240-4500
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(c)    On November 28, 2018, OceanFirst Bank N.A., the Registrant’s banking subsidiary, appointed:

•	Joseph J. Lebel III, who is currently its Executive Vice President and Chief Banking Officer, as its Executive Vice President and Chief Operating Officer;

•	Joseph A. Iantosca, who is currently its Executive Vice President and Chief Administrative Officer, as its Executive Vice President and Chief Information Officer; and

•	Michele B. Estep, who is currently its Senior Vice President, Human Resources, as its Executive Vice President and Chief Administrative Officer.

The above appointments will be effective on January 1, 2019 and are part of an executive realignment that is further described in the press release attached as Exhibit 99.1.

Item 8.01        Other Events
On December 3, 2018, the Registrant issued a press release announcing the above appointments and executive realignment. A copy of the press release is attached as Exhibit 99.1.

Item 9.01        Financial Statements and Exhibits
(d) Exhibits

99.1	Press Release Announcing Executive Realignments of OceanFirst Bank N.A.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCEANFIRST FINANCIAL CORP.

Date: December 3, 2018	/s/ Michael J. Fitzpatrick
Michael J. Fitzpatrick
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release Announcing Executive Realignments of OceanFirst Bank N.A.